EXHIBIT 99.1

                              SMHL Global Fund No.6


For Distribution Date:  08/09/2004

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                            Beginning                                                                   Ending
         Original            Period              Principal           Interest         Total             Period
Class    Balance         Invested Amount       Distribution        Distribution    Distribution     Invested Amount
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A  USD 1,000,000,000.00  USD 1,000,000,000.00  USD 138,884,378.00 USD 4,301,830.00 USD 143,186,208.00 USD 861,115,622.00
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B  AUD    26,600,000.00   AUD   26,600,000.00   AUD          0.00  AUD  524,830.97  AUD    524,830.97  AUD 26,600,000.00
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         -----------
         Outstanding
          Principal
           Balance
         -----------

        USD 861,115,622.00
         AUD 26,600,000.00


               Bond           Current Pass
Class         Factor          Through Rates*
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  A         $0.861115622        1.32364%    * Based on a LIBOR of:    1.16364%
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  B         $1.000000000        5.89250%    * Based on a BBSW of:     5.55620%
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AMOUNTS PER $1,000 UNIT
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                                                                   Ending
            Principal        Interest            Total             Period
Class     Distribution      Distribution       Distribution        Balance
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A       USD 138.88437800  USD 4.30183000    USD 143.18620800   USD 861.11562200
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B         AUD  0.0000000   AUD19.7304877     AUD  19.7304877   AUD 1,000.0000000
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QUARTERLY
PRINCIPAL      Scheduled                                         Insurance
DISTRIBUTION   Principal       Prepayments      Liquidations      Proceeds             Total
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Class A    USD 6,511,144.12 USD 132,373,233.87        USD 0.00        USD 0.00   USD 138,884,378.00
Per $1000
unit       USD   6.51114412 USD   132.37323387  USD 0.00000000   USD 0.00000000   USD  138.88437800
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Class B      AUD  0.0000000   AUD    0.0000000  AUD  0.0000000   AUD  0.0000000    AUD   0.0000000
Per $1000
unit         AUD  0.0000000   AUD    0.0000000  AUD  0.0000000   AUD  0.0000000    AUD   0.0000000
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COLLATERAL DISTRIBUTIONS              Current Period      Since Inception      Current Period        Since Inception
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Beginning Collateral Balance    AUD 1,358,157,922.77   AUD 1,358,157,922.77  USD 1,019,976,600.00  USD 1,019,976,600.00
-Scheduled Principal Payments           8,669,965.54           8,669,965.54          6,511,144.12          6,511,144.12
-Unscheduled Principal Payments       182,739,719.95         182,739,719.95        137,237,529.68        137,237,529.68
+Principal Redraws                      6,477,091.62           6,477,091.62          4,864,295.81          4,864,295.81
-Insurance Proceeds                             0.00                   0.00                  0.00                  0.00
-Liquidation Proceeds                           0.00                   0.00                  0.00                  0.00
-Realized Losses from Liquidations              0.00                   0.00                  0.00                  0.00
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Ending Collateral Balance       AUD 1,173,225,328.90   AUD 1,173,225,328.98   USD  881,092,222.00  USD  881,092,222.00
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OUTSTANDING MORTGAGE
INFORMATION                          Period               Since Inception         Period           Since Inception
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Outstanding Principal Balance-
Fixed rate housing loans        AUD  280,179,659.60    AUD  280,179,659.60  USD 210,414,924.36   USD 210,414,924.36
Outstanding Principal Balance-
Variable rate housing loans     AUD  893,045,669.30    AUD  893,045,669.30  USD 670,677,297.64   USD 670,677,297.64
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Total Outstanding Principal
Balance                        AUD 1,173,225,328.90   AUD 1,173,225,328.90  USD 881,092,222.00   USD 881,092,222.00
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QUARTERLY INTEREST COLLECTIONS
       WATERFALL                                  AUD                 USD
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Interest Collections
--------------------
Gross Interest Income Received from
  Mortgages                              AUD   26,970,060.26  USD 20,254,515.25
Payments from/(to) Fixed/Floating
  Swap Provider                                  (130,493.23)        (98,000.42)
Payments from/(to) Currency Swap
  Provider                                    (19,422,627.91)    (14,586,393.56)
Interest Income received from Cash
  holdings                                        671,176.40         504,053.47
Principal Draws                                         0.00               0.00
Liquidity Facility Draws                                0.00               0.00
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Net proceeds available for Interest
  Waterfall                              AUD    8,088,115.50  USD  6,074,174.74
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DISTRIBUTION OF
INTEREST COLLECTIONS
--------------------
Trustee's fee and Expenses               AUD    1,795,954.36  USD  1,348,761.73
Interest Carryforward Paid to A                         0.00               0.00
Current Interest due to A                      25,150,763.73      18,888,223.56
Payments from swap provider due to A          (19,422,627.91)    (14,586,393.56)
Interest Carryforward paid to Class B                   0.00               0.00
Current Interest due to Class B                   529,355.38         397,545.89
Other                                               6,004.49           4,509.37
Deposit into Cash Collateral Account                    0.00               0.00
Reimbursement of Principal Draws                        0.00               0.00
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Total Distributions
  of Interest Collections                AUD    8,059,450.04  USD  6,052,646.98
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Outstanding Deferred
  Management Fees                        AUD       28,665.46  USD     21,527.76
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QUARTERLY PRINCIPAL COLLECTIONS
WATERFALL                             Period            Since Inception           Period         Since Inception
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Principal Collections
----------------------
Principal Collections from
  outstanding mortgage loans    AUD 191,409,685.49     AUD 191,409,685.49   USD 143,748,673.80  USD 143,748,673.80
Principal Redraws from
  outstanding mortgage loans         (6,477,091.62)         (6,477,091.62)       (4,864,295.81)      (4,864,295.81)
Recoveries from previously
  charged off mortgage loans                  0.00                   0.00                 0.00                0.00
Other                                         0.00                   0.00                 0.00                0.00
Less: Principal Draws for Interest
Waterfall                                     0.00                   0.00                 0.00                0.00
Plus: Reimbursement of Principal
Draws from Interest Waterfall                 0.00                   0.00                 0.00                0.00
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Net proceeds available for
  Principal Waterfall           AUD 184,932,593.87     AUD 184,932,593.87   USD 138,884,378.00  USD 138,884,378.00
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OUTSTANDING SHORTFALLS AND CHARGEOFFS       Period        Period
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Principal Draws for Interest Waterfall        AUD 0.00      USD 0.00
Class A Interest Shortfall                        0.00          0.00
Accrued Interest on Class A Interest
Shortfall                                         0.00          0.00
Class B Interest Shortfall                        0.00          0.00
Accrued Interest on Class B Interest
Shortfall                                         0.00          0.00
Class A Charge Offs                               0.00          0.00
Class A Carry Over Charge Offs                    0.00          0.00
Class B Charge Offs                               0.00          0.00
Class B Carry Over Charge Offs                    0.00          0.00
Redraw Charge Offs                                0.00          0.00
Redraw Carry Over Charge Offs                     0.00          0.00
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REALIZED LOSS INFORMATION       Period                Since Inception      Period               Since Inception
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Realized Loss on Class A Bonds
  before Mortgage insurance     AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Class B Bonds
  before Mortgage insurance     AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Redraw
  Funding Facility before
  Mortgage insurance            AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
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Realized Loss on Class A Bonds
 after Mortgage insurance       AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Class B Bonds
 after Mortgage insurance       AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Redraw
  Funding Facility after
  Mortgage insurance            AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
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CASH COLLATERAL ACCOUNT                                   AUD                             USD
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Beginning Cash Collateral Account Balance           AUD 3,395,395.00                USD 2,549,941.65
+Interest Earned on Cash Collateral Account                 1,459.55                        1,096.12
+Deposit from Interest Collections Waterfall                    0.00                            0.00
-Current Period's Cash Collateral Account Draws                 0.00                            0.00
-Current Period's Release to cash collateral provider       1,459.55                        1,096.12
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Ending Cash Collateral Account Balance              AUD 3,395,395.00                USD 2,549,941.65
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Required Cash Collateral Account Balance            AUD 2,933,063.32                USD 2,202,730.56
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DELINQUENCY
INFORMATION             # of Loans     Percentage    Loan Balance     % of Pool
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31-60 Days                   11           0.09%         1,500,969.35     0.13%
61-90 Days                    1           0.01%           174,727.42     0.01%
90+ Days (excluding
  Loans in
  Foreclosures)               0           0.00%                   -      0.00%
Loans in Foreclosure          0           0.00%                   -      0.00%
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Total                        12           0.10%         1,675,696.77     0.14%
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PREPAYMENT INFORMATION                     Three Month CPR     Life
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                                                 28.67%       34.35%
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